SUPPLEMENTARY AGREEMENT TO AN EMPLOYMENT AGREEMENT NO. 20-13 FROM 03 FEBRUARY 2020 BETWEEN FREEDOM FINANCE JOINT STOCK COMPANY AND SERGEY LUKYANOV

EXHIBIT 10.27

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary agreement
to the Employment Agreement No. 20-13 dated February 03, 2020

Almaty      April 03, 2023

Parties:
THE EMPLOYER: Freedom Finance Joint Stock Company (Certificate of state re-registration of legal entities dated 09.09.2013), located at: 77/7 Al-Farabi Ave., Almaty, n.p. Chairman of the Board of Directors Turlov T.R. acting on the basis of the Charter,
and
WORKER: Lukyanov Sergey Nikolaevich, identity card No. [***] issued by FMS [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have concluded this supplementary agreement (hereinafter the Agreement) to the employment contract (hereinafter the Agreement) from February 3, 2020 No. 20-13 on the following:

1. Paragraph 1. of Annex No. 1 to the Contract should be worded as follows:
"1. The Employer establishes the following amount and procedure for paying the Employee:
The monthly official salary of an Employee is: 9,520,000 (nine million five hundred twenty thousand) tenge” (excluding contributions to compulsory social health insurance, mandatory pension contributions to the accumulative pension fund and individual income tax and other mandatory payments at budget rates in accordance with the procedure determined by the legislation of the Republic of Kazakhstan.).
2. Leave the remaining terms of the Agreement unchanged.
3. This Agreement shall enter into force upon signature by the parties.
4. This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer: Employee:

Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan
, Almaty, Bostandyk district,
77/7 Al-Farabi Ave., n. 3a
RNN 600500559925
BIN 061140003010
IIC KZ31551A125000181KZT
in JSC "Bank Freedom Finance Kazakhstan"
BIC KSNVKZKA

Lukyanov Sergey Nikolaevich ID number [***], issued on [***] by FMS [***] IIN [***] [***]

Company: Employee
FREEDOM FINANCE JOINT STOCK COMPANY Lukyanov S. N

CHAIRMAN OF THE BOARD OF DIRECTORS
/s/ Turlov Т.R. /s/ Lukyanov S. N